UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015

1PM INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-203276	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

312 S. Beverly Drive #3104, Beverly Hills, California
(Address of principal executive offices) (zip code)

(424) 253-9991
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

(1)

The Company has fulfilled its initial order from a dispensary for Cookie Butter. The order was placed at HempCon. The dispensary is located in San Diego and represents the Company's initial dispensary in San Diego.

(2)	On November 12, 2015, the Company completed its initial full production run of Cookie Butter. The Company currently can produce 40-50 cases of Cookie Butter per day.

(3)

The Company has begun sending samples to 50 dispensaries in Los Angeles and Orange County. The Company's goal is to sell 150-300 units of Cookie Butter per month per dispensary. Due to such a positive response of the samples given out at Hempcon, we are managing production with the expectation that they will order 150-300 units of Cookie Butter per month.

2

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1PM Industries, Inc.

Dated: November 13, 2015	By	/s/ Joseph Wade
	Name	Joseph Wade
	Title	CEO